VANDERMEER ACQUISITION | 1 Vandermeer Acquisition October 4, 2022

VANDERMEER ACQUISITION | 2 SAFE HARBOR STATEMENT This presentation contains forward-looking statements. Forward-looking statements include, without limitation, any statement that predicts, forecasts, indicates or implies future results, performance, liquidity levels or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” “will be,” “will likely continue,” “will likely result” or words or phrases of similar meaning. The forward-looking statements in this presentation include statements about our confidence in the Company’s long-term growth strategy; our areas of focus and management initiatives; our positioning for long-term value creation; our efforts and ability to generate profitable growth; our ability to increase net sales in specialty product categories; our ability to generate profits and cash from sales of specialty products; our multi-year capital allocation plans; our efforts and ability to maintain a disciplined capital structure and capital allocation strategy; our ability to maintain a strong balance sheet; our ability to focus on operating improvement initiatives and commercial excellence. Forward-looking statements in this press release are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward-looking statements. These risks and uncertainties include those discussed in greater detail in our filings with the Securities and Exchange Commission. We operate in a changing environment in which new risks can emerge from time to time. It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause our business, strategy, or actual results to differ materially from those contained in forward-looking statements. Factors that may cause these differences include, among other things: pricing and product cost variability; volumes of product sold; competition; changes in the supply and/or demand for products that we distribute; the cyclical nature of the industry in which we operate; housing market conditions; consolidation among competitors, suppliers, and customers; disintermediation risk; loss of products or key suppliers and manufacturers; our dependence on international suppliers and manufacturers for certain products; potential acquisitions and the integration and completion of such acquisitions; business disruptions; effective inventory management relative to our sales volume or the prices of the products we produce; information technology security risks and business interruption risks; the ability to attract, train, and retain highly qualified associates and other key personnel while controlling related labor costs; exposure to product liability and other claims and legal proceedings related to our business and the products we distribute; natural disasters, catastrophes, fire, wars, or other unexpected events; successful implementation of our strategy; wage increases or work stoppages by our union employees; costs imposed by federal, state, local, and other regulations; compliance costs associated with federal, state, and local environmental protection laws; the COVID-19 pandemic and other contagious illness outbreaks and their potential effects on our industry; regulations concerning mandatory COVID-19 vaccines; fluctuations in our operating results; our level of indebtedness and our ability to incur additional debt to fund future needs; the covenants of the instruments governing our indebtedness limiting the discretion of our management in operating the business; variable interest rate risk under certain indebtedness; the fact that we have consummated certain sale leaseback transactions with resulting long-term non-cancelable leases, many of which are or will be finance leases; the fact that we lease many of our distribution centers, and we would still be obligated under these leases even if we close a leased distribution center; inability to raise funds necessary to finance a required repurchase of our senior secured notes; inability to successfully execute the ASR; a lowering or withdrawal of debt ratings; changes in our product mix; increases in petroleum prices; shareholder activism; changes in insurance-related deductible/retention reserves based on actual loss experience; the possibility that the value of our deferred tax assets could become impaired; changes in our expected annual effective tax rate could be volatile; changes in actuarial assumptions for our pension plan; the costs and liabilities related to our participation in multi-employer pension plans could increase; the risk that our cash flows and capital resources may be insufficient to service our existing or future indebtedness; the possibility that we could be the subject of securities class action litigation due to stock price volatility; activities of activist shareholders; indebtedness terms that limit our ability to pay dividends on common stock; and changes in, or interpretation of, accounting principles. Given these risks and uncertainties, we caution you not to place undue reliance on forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures. BlueLinx reports its financial results in accordance with GAAP. The Company also believes that presentation of certain non-GAAP measures may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Any non-GAAP measures used herein are reconciled to their most directly comparable GAAP measures herein or in the financial tables accompanying this news release. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Immaterial Rounding Differences. Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together.

VANDERMEER ACQUISITION | 3 Vandermeer Acquisition Opening Remarks

VANDERMEER ACQUISITION / transaction overview

- Acquired privately-owned Vandermeer, a premier wholesale distributor of building products with trailing twelve-month sales of ~$150 million that serves over 250 customers across the Pacific Northwest, Alaska, Hawaii, British Columbia and Alberta

- Signed and closed October 3, 2022

- Total purchase price: $67.0m
  - $63.4m to acquire the business which reflects an estimated multiple of ~3.3x on trailing twelve-month adjusted EBITDA, based on preliminary estimates for September 2022 results
  - $3.6m to acquire distribution facility and real estate in Spokane, WA

- Immediately accretive to diluted EPS *(pre-synergies)*

- Funded with cash on hand

- Following acquisition, BlueLinx's net leverage did not materially change and the company continues to have ample liquidity

Note: See appendix for reconciliations for all non-GAAP figures

BlueLinx

VANDERMEER ACQUISITION | 4

VANDERMEER ACQUISITION | 5 ▪ Aligns to specialty products strategy ▪ Establishes meaningful growth platform in the Pacific Northwest: ❑ Adds three distribution branches in Washington state ❑ Provides direct access to Seattle and Portland (two of the top 15 MSAs in the United States) ❑ BlueLinx now has coast-to-coast reach and serves all 50 states ▪ Increases market penetration in key specialty product categories: ❑ Siding ❑ Engineered Wood ▪ Strengthens strategic supplier relationships ▪ Enhances ability to accelerate growth with National Accounts VANDERMEER ACQUISITION / strategic rationale Note: Highest growth MSAs as forecasted by John Burns Real Estate Consulting

VANDERMEER ACQUISITION | 6 VANDERMEER ACQUISITION / The Northwest’s Premier Wholesale Building Products Distributor GEOGRAPHIC FOOTPRINT SPOKANE MARYSVILLE LYNNWOOD KENT Seattle #9 MSA Portland #13 MSA SUPPLIERS >50 CUSTOMERS >250 SALES ~$150m EBITDA MARGIN ~13% Sales office Distribution branches TRAILING TWELVE MONTH FINANCIAL RESULTS (1) Note: See appendix for reconciliations for all non-GAAP figures (1) Data is based on unaudited financials and preliminary estimates for September 2022 results provided by the seller

VANDERMEER ACQUISITION | 7 BLUELINX / expanded geographic footprint BlueLinx Locations ’21A-’23P R&R and SFHS Growth We now serve all 50 states with locations in of the highest growth metropolitan statistical areas (MSAs) (1) 75% (1) Highest growth MSAs as forecasted by John Burns Real Estate Consulting Vandermeer locations

VANDERMEER ACQUISITION | 8 CREATING VALUE / strategic, disciplined approach to M&A DISCIPLINED DEAL EXECUTION ▪ Dedicated corporate development team bringing speed and discipline ▪ Multi-channel pipeline development aligned with strategic criteria EFFICIENT INTEGRATION ▪ Prudent pre-close assessment of key integration risks with mitigation plans ▪ Predefined, detailed integration plans ▪ Dedicated project management leader to drive integration with business leaders TARGET CRITERIA ALIGNED WITH STRATEGY 1 2 3 accelerate specialty product mix shift expand into attractive geographies build on value- added services

VANDERMEER ACQUISITION | 9 Questions

VANDERMEER ACQUISITION | 10 The Company reports its financial results in accordance with GAAP. The Company also believes that presentation of certain non-GAAP measures may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Any non-GAAP measures used herein are reconciled to their most directly comparable GAAP measures herein or in the financial tables accompanying this news release. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Adjusted EBITDA and Purchase Price to Trailing Twelve Month Adjusted EBITDA Multiple. BlueLinx defines Adjusted EBITDA as an amount equal to net income (loss) plus interest expense and all interest expense related items, income taxes, depreciation and amortization, and further adjusted for certain non-cash items and other special items, including compensation expense from share based compensation, one-time charges associated with the legal, consulting, and professional fees related to merger and acquisition activities, gains or losses on sales of properties, amortization of deferred gains on real estate, and expense associated with restructuring activities, such as severance, in addition to other significant and/or one-time, nonrecurring, non-operating items. The Company presents its Adjusted EBITDA because it is a primary measure used by management to evaluate operating performance. Management believes this metric helps to enhance investors’ overall understanding of the financial performance and cash flows of the business. Management also believes Adjusted EBITDA is helpful in highlighting operating trends. Adjusted EBITDA is frequently used by securities analysts, investors, and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results. The Company has presented Adjusted EBITDA for Vandermeer Forest Products (“Vandermeer”) in this presentation as a part of the ratio of the purchase price paid for the Vandermeer business (exclusive of real estate purchase) to Vandermeer’s trailing twelve-month Adjusted EBITDA, which the Company refers to as the Purchase Price to Trailing Twelve Month Adjusted EBITDA Multiple. The Company presents Purchase Price to Trailing Twelve Month Adjusted EBITDA Multiple because it is a primary measure used by management to evaluate the value paid for an acquisition. Management believes this metric helps to enhance investors’ overall understanding of the valuation assessed to the acquisition. Purchase Price to Trailing Twelve Month Adjusted EBITDA Multiple is commonly used by investment bankers, securities analysts, investors, and other interested parties in their evaluation of acquisitions. Adjusted EBITDA and Purchase Price to Trailing Twelve Month Adjusted EBITDA Multiple are not presentations made in accordance with GAAP and are not intended to present superior measures of financial condition from those measures determined under GAAP. Adjusted EBITDA and Purchase Price to Trailing Twelve Month Adjusted EBITDA Multiple, as used herein, are not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. These non-GAAP measures are reconciled in the “Reconciliation of Non-GAAP Measurements” table later in this presentation. Adjusted EBITDA Margin. BlueLinx defines Adjusted EBITDA Margin, which we sometimes refer to as Adjusted EBITDA as a percentage of net sales, by dividing Adjusted EBITDA for the applicable period by net sales for the applicable period. We believe that this ratio is useful to investors because it more clearly defines the quality of earnings and operational efficiency of translating sales to profitability. Adjusted EBITDA Margin, as used herein, is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. This non-GAAP measure is reconciled in the “Reconciliation of Non-GAAP Measurements” table later in this presentation. Non-GAAP Measures

VANDERMEER ACQUISITION | 11 Non-GAAP Reconciliation / Supplementary Financial Information Note: These calculations are based on unaudited financials and preliminary estimates for September 2022 results provided by the seller Vandermeer Forest Products For the Trailing Twelve-Month Period September 2022 (in millions) Net Income $18.6 Adjustments: Depreciation and Amortization Expense $0.1 Other, net $0.5 Adjusted EBITDA $19.3 Net Sales $150.5 Adjusted EBITDA $19.3 Adjusted EBITDA Margin 13% Purchase Price of Business $63.4 Adjusted EBITDA $19.3 Purchase Price to Adjusted EBITDA Multiple 3.3x